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                                                                 EXHIBIT 10.61


                       SECOND AMENDMENT TO FOURTH AMENDED
                           AND RESTATED LOAN AGREEMENT


     This Second Amendment to Fourth Amended and Restated Loan Agreement, dated as of December 29, 2000, by and between Citizens Bank of Massachusetts (herein "BANK"), and The J. Jill Group, Inc., a Delaware corporation, formerly DM Management Company (herein "BORROWER").

                                   WITNESSETH:

     WHEREAS, BANK and BORROWER are parties to that certain Fourth Amended and Restated Loan Agreement made as of August 7, 2000, as affected by First Amendment to Fourth Amended and Restated Loan Agreement dated as of September 22, 2000 by and between BANK and BORROWER (collectively, the "Loan Agreement"); and

     WHEREAS, BORROWER and the BANK wish to amend the Loan Agreement as more particularly hereafter set forth. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree that the Loan Agreement is hereby amended as follows:

     1. Section 11.15 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                    "11.15 Without obtaining the BANK'S prior written consent, the BORROWER shall not permit capital expenditures (net of tenant allowances) for the twelve (12) month period ending December 31, 2000 to exceed Twenty Million Dollars ($20,000,000)."

        This Amendment shall take effect as of the date first above written.

        Except as hereby amended, the Loan Agreement is hereby ratified, confirmed and republished.



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     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above written.

Witness:                               THE J. JILL GROUP, INC.

/s/ DAVID ANDREWS                      By: /s/ PETER J. TULP
-----------------------                    -------------------------------------
                                       Name: Peter J. Tulp
                                             -----------------------------------
                                       Title: CORPORATE CONTROLLER/VP FINANCE
                                              ----------------------------------


Witness:                               CITIZENS BANK OF MASSACHUSETTS

/s/ MARYALICE TROTTIER                 By: /s/ LORI B. LEETH SVP
----------------------                     -------------------------------------
                                           Lori B. Leeth, Senior Vice President